Exhibit 13.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of JIADE LIMITED (the “Company”) on Form 20-F for the year ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Yuan Li, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 25, 2025

By:	/s/ Yuan Li
	Name:	Yuan Li
	Title:	Co-Chief Executive Officer, Director, and Chairman of the Board of Directors (Principal Executive Officer)